UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 16, 2009
Date of Report (Date of earliest event reported)

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-1553	52-0248090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 East Joppa Road
Towson, Maryland		21286
(Address of principal executive offices)		(Zip Code)

(410) 716-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

As more fully described in Note 16 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008 (Note 16), the Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit.  For segment reporting purposes, elements of segment profit and certain other segment data are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is updated to reflect the translation of elements of segment profit and certain other segment data at the current year’s budgeted rates of exchange. Amounts included in the first table of Note 16 under the captions “Reportable Business Segments” and “Corporate, Adjustments, & Eliminations” are reflected at the Corporation’s budgeted rates of exchange for 2008. The amounts included in that table under the caption “Currency Translation Adjustments” represent the difference between consolidated amounts determined using the budgeted rates of exchange for 2008 and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.

The Corporation has established budgeted rates of exchange for 2009 and, accordingly, segment data for prior periods has been updated to reflect the translation of elements of segment profit and certain other segment data at the budgeted rates of exchange for 2009.

For informational purposes, the Corporation has included as Exhibit 99.1 to this Current Report on Form 8-K selected unaudited supplemental information about its business segments for 2008, 2007, and 2006 updated to reflect the translation of elements of segment profit and certain other segment data at the budgeted rates of exchange for 2009.

As more fully described in Note 1 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, the Corporation was required to adopt FASB Staff Position (FSP) No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payments Transactions are Participating Securities (FSP EITF 03-6-1), effective January 1, 2009.  FSP EITF 03-6-1 clarifies whether instruments granted in share-based payment transactions should be included in the computation of earnings per share using the two-class method prior to vesting and requires that all prior-period EPS data presented be adjusted retrospectively.

For informational purposes, the Corporation has included as Exhibit 99.2 to this Current Report on Form 8-K unaudited basic and diluted earnings per share computations for each of the three years in the period ended December 31, 2008, and for each of the quarters in the years ended December 31, 2008 and 2007, reflecting the adoption of FSP EITF 03-6-1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1
Selected unaudited supplemental information about the Corporation’s business segments for each of the three years in the period ended December 31, 2008, and for each of the quarters in the years ended December 31, 2008 and 2007.

Exhibit 99.2
Unaudited basic and diluted computations for each of the three years in the period ended December 31, 2008, and for each of the quarters in the years ended December 31, 2008 and 2007, reflecting the adoption of FSP EITF 03-6-1.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION

By:	/s/ CHRISTINA M. MCMULLEN
Christina M. McMullen
Vice President and Controller

Date: April 16, 2009